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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

         --------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):          March 17, 2003
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                            Merrill Lynch & Co., Inc.
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             (Exact Name of Registrant as Specified in its Charter)


    Delaware                        1-7182                    13-2740599
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 (State or Other                  (Commission              (I.R.S. Employer
 Jurisdiction of                  File Number)            Identification No.)
 Incorporation)


4 World Financial Center, New York, New York                 10080
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(Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code:      (212) 449-1000
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         (Former Name or Former Address, if Changed Since Last Report.)



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Item 5.  Other Events
---------------------

On March 17, 2003, Merrill Lynch announced that it had entered into a final settlement agreement with the Securities and Exchange Commission regarding the previously disclosed investigation into two 1999 transactions with Enron. This agreement, in which the firm neither admits or denies any wrongdoing, finalizes the previously reported settlement-in-principle of February 20, 2003 and concludes the SEC's investigation of all Enron-related matters with respect to Merrill Lynch.

                                      * * *

Certain statements contained in this report may constitute forward-looking statements. These forward-looking statements are not statements of historical facts and represent only Merrill Lynch's beliefs regarding future events, which are inherently uncertain. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Merrill Lynch does not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made. The reader should, however, consult any further disclosures Merrill Lynch may make in its reports on Form 10-K, Form 10-Q and Form 8-K.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                             MERRILL LYNCH & CO., INC.
                                     -----------------------------------------
                                                    (Registrant)




                                     By:     /s/ Judith A. Witterschein
                                           -----------------------------------
                                                 Judith A. Witterschein
                                                 Corporate Secretary

Date:    March 18, 2003

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